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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported): September 21, 2005



                          CREDIT ACCEPTANCE CORPORATION
             (Exact name of registrant as specified in its charter)



           Michigan                   000-20202                38-1999511
------------------------------      --------------        ----------------------
(State or other jurisdiction          Commission            (I.R.S. Employer
      of incorporation)              File Number)          Identification No.)




25505 West Twelve Mile Road, Suite 3000,                        48034-8339
           Southfield, Michigan
----------------------------------------                   ---------------------
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:                 248-353-2700

                                 Not Applicable
           ----------------------------------------------------------
           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 7.01 REGULATION FD DISCLOSURE.

Credit Acceptance Corporation is furnishing materials, included as Exhibit 99.1 to this report and incorporated herein by reference, which were prepared for inclusion on its investor relations website. Credit Acceptance Corporation is not undertaking to update these materials. This report should not be deemed an admission as to the materiality of any information contained in these materials.

The information furnished in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

99.1     Materials added to website on or about September 21, 2005.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CREDIT ACCEPTANCE CORPORATION

                                  By: /s/ Douglas W. Busk
                                      ---------------------------
                                      Douglas W. Busk
                                      Treasurer
                                      September 21, 2005



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                                  EXHIBIT INDEX

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EXHIBIT NO.            DESCRIPTION
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
99.1                Materials added to website on or about September 21, 2005.

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